Exhibit 10.3

AMENDMENT NO. 1

AMENDMENT NO. 1, dated as of May 20, 2020 (this “Amendment”), to the Third Amended and Restated Asset-Based Revolving Credit Agreement, dated as of November 16, 2018, by and among ALBERTSONS COMPANIES, INC., a Delaware corporation (“Lead Borrower”), the other Borrowers from time to time party thereto, the Guarantors party thereto, the parties thereto from time to time as lenders, whether by execution of the ABL Credit Agreement (as defined below) or an Assignment and Acceptance (each individually, a “Lender” and collectively, “Lenders” as further defined in the ABL Credit Agreement (as defined below)) and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent (in each case, as defined in the ABL Credit Agreement) (as amended, supplemented, amended and restated or otherwise modified from time to time, the “ABL Credit Agreement”).

W I T N E S S E T H

WHEREAS, pursuant to the ABL Credit Agreement, the Lenders agreed to make, and have made, certain loans and other extensions of credit to the Lead Borrower;

WHEREAS, Section 10.01 of the ABL Credit Agreement provides that Lead Borrower may, with the consent of the Required Lenders, amend certain provisions of the ABL Credit Agreement, including the amendment provided for herein;

WHEREAS, each Lender that executes and delivers a signature page hereto (each such Lender, a “Consenting Lender”) and the Administrative Agent are willing to agree to this Amendment on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the ABL Credit Agreement.

SECTION 2. Amendment to ABL Credit Agreement. Section 1.01 of the ABL Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended to amend and restate the definition of “Disqualified Stock” in its entirety as follows:

““Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable (other than for (i) Equity Interests that do not constitute Disqualified Stock and/or (ii) other assets of a Person that is not a Loan Party nor a Restricted Subsidiary of any Loan Party), pursuant to a sinking fund obligation or otherwise, or redeemable (other than for (i) Equity Interests that do not constitute Disqualified Stock and/or (ii) other assets of a Person that is not a Loan Party nor a Restricted Subsidiary of any Loan Party) at the option of the holder thereof, in whole or in part, in each case, on or prior to the date that is 91 days after the latest Maturity Date at the time such Equity Interests are issued; provided, however, that (a) only the portion of such Equity Interests which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock and (b) with respect to any Equity Interests issued to any employee or to any plan for the benefit of employees of the Lead Borrower or its Subsidiaries or by any such plan to such employees, such Equity Interest shall not constitute Disqualified Stock solely because it may be required to be repurchased by the Lead Borrower or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of such employee’s termination, resignation, death or disability and if any class of Equity Interest of such Person by its terms authorizes such Person to satisfy its obligations thereunder by delivery of (i) an Equity Interest that is not Disqualified Stock and/or (ii) other assets of a Person that is not a Loan Party nor a Restricted Subsidiary of any Loan Party, such Equity Interests shall not be deemed to be Disqualified Stock. Notwithstanding the preceding sentence, any Equity Interest that would constitute Disqualified Stock solely because the holders thereof have the right to require the Lead Borrower or its Subsidiaries to repurchase such Equity Interest upon the occurrence of a change of control or an asset sale shall not constitute Disqualified Stock.”

SECTION 3. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment No. 1 Effective Date”) that the following conditions have been satisfied:

(a) the Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each Loan Party; and

(b) the Administrative Agent shall have received counterparts of this Amendment, executed and delivered by Consenting Lenders constituting the Required Lenders.

SECTION 4. Representations and Warranties. The Lead Borrower hereby represents and warrants that (a) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment No. 1 Effective Date, except to the extent such representations and warranties expressly relate to an earlier time, in which case such representations and warranties were true and correct in all material respects as of such earlier time (except in the event such representation or warranty is by its terms qualified by “materiality” or “material adverse effect” in which case such representation or warranty is true and correct in all respects); provided that each reference to the ABL Credit Agreement therein shall be deemed to be a reference to the ABL Credit Agreement after giving effect to this Amendment, (b) prior to and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing and (c) no event shall have occurred and no condition shall exist that has or may reasonably be likely to have a Material Adverse Effect.

SECTION 5. Effects on Loan Documents. Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents. This Amendment shall not constitute a novation of the ABL Credit Agreement.

SECTION 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 10.14 AND 10.15 OF THE ABL CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.

SECTION 7. Loan Document. This Amendment shall constitute a “Loan Document” for all purposes of the ABL Credit Agreement and the other Loan Documents.

SECTION 8. Amendments; Execution in Counterparts; Notice. This Amendment shall not constitute an amendment or waiver of any other provision of the ABL Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Required Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the ABL Credit Agreement are and shall remain in full force and effect. Each of the Lead Borrower and the other Loan Parties party hereto confirms and ratifies that the Obligations under the Loan Documents are and remain secured pursuant to the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Lead Borrower or such other Loan Party, as the case may be, as security for the Obligations under the Loan Documents. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties hereto that it has the corporate capacity and authority to execute this agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAD BORROWER:

ALBERTSONS COMPANIES, INC.

By:	/s/ Robert Dimond
Name: Robert Dimond
Title: Executive Vice President and Chief
Financial Officer

[Amend. No. 1 to ABL Agreement]

CO-BORROWERS:

ALBERTSON’S LLC

By:	/s/ Robert A. Gordon
Name: Robert A. Gordon
Title: Executive Vice President, General
Counsel & Secretary

NEW ALBERTSONS L.P.

By:	/s/ Robert Dimond
Name: Robert Dimond
Title: Executive Vice President & Chief
Financial Officer

SAFEWAY INC.

By:	/s/ Robert A. Gordon
Name: Robert A. Gordon
Title: Executive Vice President, General
Counsel & Secretary

UNITED SUPERMARKETS, L.L.C.

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate &
Business Law & Assistant Secretary

SPIRIT ACQUISITION HOLDINGS LLC

By:	/s/ Bradley R. Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate &
Business Law & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

GUARANTORS:

NAI HOLDINGS GP LLC

By:	/s/ Robert Dimond
Name: Robert Dimond
Title: Executive Vice President, General
Counsel & Secretary

ALBERTSON’S STORES SUB HOLDINGS LLC

By:	/s/ Bradley Beckstrom
Name: Bradley Beckstrom
Title: Group Vice President, Real Estate &
Business Law & Assistant Secretary

AB ACQUISITION LLC

By:	/s/ Bradley Beckstrom
Name: Bradley Beckstrom
Title: Group Vice President, Real Estate &
Business Law & Assistant Secretary

ALBERTSON’S STORES SUB LLC

By:	/s/ Bradley Beckstrom
Name: Bradley Beckstrom
Title: Group Vice President, Real Estate &
Business Law & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

AB MANAGEMENT SERVICES CORP.

By:	/s/ Robert Dimond
Name: Robert Dimond
Title: Executive Vice President & Chief
Financial Officer

ABS REAL ESTATE COMPANY LLC

By:	/s/ Robert A. Gordon
Name: Robert A. Gordon
Title: Executive Vice President, General
Counsel & Secretary

[Amend. No. 1 to ABL Agreement]

ABS FINANCE CO., INC.

ACME MARKETS, INC.

APLC PROCUREMENT, INC.

ASC MEDIA SERVICES, INC.

ASP REALTY, LLC

CLIFFORD W. PERHAM, INC.

JEWEL COMPANIES, INC.

JEWEL FOOD STORES, INC.

OAKBROOK BEVERAGE CENTERS, INC.

SHAW’S SUPERMARKETS, INC.

SSM HOLDINGS COMPANY

STAR MARKETS COMPANY, INC.

STAR MARKETS HOLDINGS, INC.

AMERICAN STORES COMPANY, LLC

AMERICAN DRUG STORES LLC

AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC

LUCKY STORES LLC

AMERICAN PARTNERS, L.P.

JETCO PROPERTIES, INC.

SHAW’S REALTY CO.

WILDCAT MARKETS OPCO LLC

NAI SATURN EASTERN LLC

GIANT OF SALISBURY, INC.

COLLINGTON SERVICES LLC

ALBERTSONS COMPANIES SPECIALTY CARE, LLC

MEDCART SPECIALTY CARE, LLC

By:	/s/ Gary Morton
Name: Gary Morton
Title: Vice President, Treasurer & Assistant Secretary

SHAW’S REALTY TRUST

By:	/s/ Gary Morton
Name: Gary Morton
Title: Trustee

[Amend. No. 1 to ABL Agreement]

FRESH HOLDINGS LLC

GOOD SPIRITS LLC

AMERICAN FOOD AND DRUG LLC

EXTREME LLC

NEWCO INVESTMENTS, LLC

NHI INVESTMENT PARTNERS, LP

AMERICAN STORES PROPERTIES LLC

JEWEL OSCO SOUTHWEST LLC

SUNRICH MERCANTILE LLC

ABS REAL ESTATE HOLDINGS LLC

ABS REAL ESTATE INVESTOR HOLDINGS LLC

ABS REAL ESTATE OWNER HOLDINGS LLC

ABS MEZZANINE I LLC

ABS FLA INVESTOR LLC

ABS SW INVESTOR LLC

ABS RM INVESTOR LLC

ABS DFW INVESTOR LLC

ASP SW INVESTOR LLC

ABS REALTY INVESTOR LLC

ABS FLA LEASE INVESTOR LLC

ABS SW LEASE INVESTOR LLC

ABS RM LEASE INVESTOR LLC

ASP SW LEASE INVESTOR LLC

AFDI NOCAL LEASE INVESTOR LLC

ABS NOCAL LEASE INVESTOR LLC

ABS REALTY LEASE INVESTOR LLC

ABS TX INVESTOR GP LLC

ASR TX INVESTOR GP LLC

ABS TX INVESTOR LP

ABS TX LEASE INVESTOR GP LLC

ABS TX LEASE INVESTOR LP

ASR TX INVESTOR LP

ASR LEASE INVESTOR LLC

By:	/s/ Bradley Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate &
Business Law & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

ABS MEZZANINE II LLC

ABS FLA OWNER LLC

ABS SW OWNER LLC

ABS SW LEASE OWNER LLC

LUCKY (DEL) LEASE OWNER LLC

SHORTCO OWNER LLC

ABS NOCAL LEASE OWNER LLC

LSP LEASE LLC

ABS RM OWNER LLC

ABS RM LEASE OWNER LLC

ABS DFW OWNER LLC

ABS DFW LEASE OWNER LLC

ASP SW OWNER LLC

ASP SW LEASE OWNER LLC

EXT OWNER LLC

SUNRICH OWNER LLC

EXT LEASE OWNER LLC

NHI TX OWNER GP LLC

NHI TX OWNER LP

NHI TX LEASE OWNER GP LLC

NHI TX LEASE OWNER LP

ASR OWNER LLC

ASR TX LEASE OWNER GP LLC

ASR TX LEASE OWNER LP

ABS TX OWNER GP LLC

ABS TX OWNER LP

ABS TX LEASE OWNER GP LLC

ABS TX LEASE OWNER LP

ABS MEZZANINE III LLC

ABS CA-O LLC

ABS CA-GL LLC

ABS ID-O LLC

ABS ID-GL LLC

ABS MT-O LLC

ABS MT-GL LLC

ABS NV-O LLC

ABS NV-GL LLC

By:	/s/ Bradley Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate &
Business Law & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

ABS OR-O LLC ABS OR-GL LLC ABS UT-O LLC ABS UT-GL LLC ABS WA-O LLC ABS WA-GL LLC ABS WY-O LLC ABS WY-GL LLC ABS CA-O DC1 LLC ABS CA-O DC2 LLC ABS ID-O DC LLC ABS OR-O DC LLC ABS UT-O DC LLC

By:	/s/ Bradley Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate &
Business Law & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

USM MANUFACTURING L.L.C. LLANO LOGISTICS, INC.

By:	/s/ Bradley Beckstrom
Name: Bradley R. Beckstrom
Title: Group Vice President, Real Estate &
Business Law & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

CAYAM ENERGY, LLC

DIVARIO VENTURES LLC

DOMINICK’S SUPERMARKETS, LLC

DOMINICK’S FINER FOODS, LLC

GFM HOLDINGS I, INC.

GFM HOLDINGS LLC

LUCERNE FOODS, INC.

EATING RIGHT LLC

LUCERNE DAIRY PRODUCTS LLC

LUCERNE NORTH AMERICA LLC

O ORGANICS LLC

RANDALL’S HOLDINGS, INC.

RANDALL’S FOOD MARKETS, INC.

SAFEWAY AUSTRALIA HOLDINGS, INC.

SAFEWAY CANADA HOLDINGS, INC.

SAFEWAY NEW CANADA, INC.

SAFEWAY CORPORATE, INC.

SAFEWAY STORES 67, INC.

SAFEWAY DALLAS, INC.

AVIA PARTNERS, INC.

SAFEWAY STORES 78, INC.

SAFEWAY STORES 79, INC.

SAFEWAY STORES 80, INC.

SAFEWAY STORES 85, INC.

SAFEWAY STORES 86, INC.

SAFEWAY STORES 87, INC.

SAFEWAY STORES 88, INC.

SAFEWAY STORES 89, INC.

SAFEWAY STORES 90, INC.

SAFEWAY STORES 91, INC.

SAFEWAY STORES 92, INC.

SAFEWAY STORES 96, INC.

SAFEWAY STORES 97, INC.

SAFEWAY STORES 98, INC.

SAFEWAY DENVER, INC.

SAFEWAY STORES 44, INC.

SAFEWAY STORES 45, INC.

SAFEWAY STORES 46, INC.

SAFEWAY STORES 47, INC.

SAFEWAY STORES 48, INC.

SAFEWAY STORES 49, INC.

By:	/s/ Laura Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

SAFEWAY GIFT CARDS, LLC

SAFEWAY HOLDINGS I, LLC

GROCERYWORKS.COM, LLC

GROCERYWORKS.COM OPERATING COMPANY, LLC

SAFEWAY PHILTECH HOLDINGS, INC.

SAFEWAY STORES 58, INC.

SAFEWAY SOUTHERN CALIFORNIA, INC.

SAFEWAY STORES 28, INC.

THE VONS COMPANIES, INC.

SAFEWAY STORES 42, INC.

CONSOLIDATED PROCUREMENT SERVICES, INC.

SAFEWAY STORES 71, INC.

SAFEWAY STORES 72, INC.

SSI – AK HOLDINGS, INC.

CARR-GOTTSTEIN FOODS CO.

SAFEWAY HEALTH INC.

By:	/s/ Laura Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

GENUARDI’S FAMILY MARKETS LP

By: GFM HOLDINGS LLC, its general partner

By:	/s/ Laura Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

RANDALL’S FOOD & DRUGS LP

By: RANDALL’S FOOD MARKETS, INC., its general partner

By:	/s/ Laura Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

RANDALL’S MANAGEMENT COMPANY, INC. RANDALL’S BEVERAGE COMPANY, INC.

By:	/s/ Patrick McCarty
Name: Patrick McCarty
Title: Vice President

[Amend. No. 1 to ABL Agreement]

RANDALL’S INVESTMENTS, INC.

By:	/s/ Elizabeth A. Harris
Name: Elizabeth A. Harris
Title: Vice President & Secretary

[Amend. No. 1 to ABL Agreement]

DINEINFRESH, INC.

By:	/s/ Laura Donald
Name: Laura A. Donald
Title: Group Vice President, Corporate
Law & Assistant Secretary

INFINITE AISLE LLC

By:	/s/ Laura Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[Amend. No. 1 to ABL Agreement]

JA PROCUREMENT LLC

By:	/s/ Laura Donald
Name: Laura A. Donald
Title: Group Vice President, Corporate Law &
Assistant Secretary

[Amend. No. 1 to ABL Agreement]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Brian Lindblom
Name: Brian Lindblom
Title: Senior Vice President

[Amend. No. 1 to ABL Agreement]

Bank of America, N.A., as a Consenting Lender

By:	/s/ Brian Lindblom
Name: Brian Lindblom
Title: Senior Vice President

[Amend. No. 1 to ABL Agreement]

Wells Fargo Bank, N.A. as a Consenting Lender

By:	/s/ Peter Foley
Name: Peter Foley
Title: Director

[Amend. No. 1 to ABL Agreement]

CITIBANK, N.A., as a Consenting Lender

By:	/s/ David Smith
Name: David Smith
Title: Vice President

[Amend. No. 1 to ABL Agreement]

MUFG Union Bank, N.A.,
as a Consenting Lender

By:	/s/ Nadia Mitevska
Name: Nadia Mitevska
Title: Director

[Amend. No. 1 to ABL Agreement]

Credit Suisse AG, Cayman Islands Branch, as a Consenting Lender

By:	/s/ William O’Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ D. Andrew Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

[Amend. No. 1 to ABL Agreement]

Bank of Montreal, as a Consenting Lender

By:	/s/ Elizabeth Mitchell
Name: Elizabeth Mitchell
Title: Vice President

[Amend. No. 1 to ABL Agreement]

Morgan Stanley Senior Funding, Inc., as a Consenting Lender

By:	/s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

[Amend. No. 1 to ABL Agreement]

PNC Bank, National Association, as a Consenting Lender

By:	/s/ Sari Garrick
Name: Sari Garrick
Title: Senior Vice President

[Amend. No. 1 to ABL Agreement]

U.S. BANK NATIONAL ASSOCIATION as a Consenting Lender

By:	/s/ Christopher D. Fudge
Name: Christopher D. Fudge
Title: Vice President

[Amend. No. 1 to ABL Agreement]

Barclays Bank PTC, as a Consenting Lender

By:	/s/ Komal Ramkirath
Name: Komal Ramkirath
Title: Assistant Vice President

[Amend. No. 1 to ABL Agreement]